Exhibit 10.26.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER SEVEN TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Seven (this “Amendment”), dated as of December 11, 2014 (“Amendment Number Seven Effective Date”), to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Shuttle America Corporation (as assignee of Republic Airline Inc.) (“Shuttle America” or “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Shuttle America and Republic are parties to the Agreement; and

WHEREAS, the parties desire to add additional aircraft within the scope of the Agreement and amend certain provisions of the Agreement, each pursuant to the terms of this Amendment; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1. Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2. Option to Purchase Existing Sixteen (16) ERJ 175 Aircraft.

Delta shall have the option, which it may exercise in its sole discretion by providing Operator no less than [***] prior written notice and subject to reasonable and customary due diligence by or on behalf of Delta, to purchase from Operator any, or all, of the sixteen (16) ERJ 175 Aircraft set forth in Exhibit A attached hereto and incorporated herein together with two (2) of the thirty-two (32) engines set forth on Exhibit A attached hereto for each such ERJ 175 Aircraft (collectively, the “ERJ 175 Baseline Aircraft”) upon the expiration of the respective term of the Agreement with respect to each such ERJ 175 Baseline Aircraft for an amount equal to the net book value (in accordance with GAAP) of each such ERJ 175 Baseline Aircraft at the time of such expiration (the “ERJ 175 Baseline Aircraft Purchase Option”). At any time after Delta exercises any such ERJ 175 Baseline Aircraft Purchase Option for any ERJ 175 Baseline Aircraft, Delta shall be solely responsible for the cost of any life limited parts (“LLP”) replacement with respect to such ERJ 175 Baseline Aircraft.

A.

Delta shall have the option, which it may exercise in its sole discretion by providing Operator no less than [***] prior written notice and subject to reasonable and customary due diligence by or on behalf of Delta, to purchase from Operator any, or all, of such ERJ 175 Baseline Aircraft at any time during either of the respective ERJ 175 Baseline Aircraft Extension Term (as defined below) or the ERJ 175 Baseline Aircraft Subsequent Extension Term (as defined below) for an amount equal to the net book value (in accordance with GAAP) of each such ERJ 175 Baseline Aircraft at the time of purchase (the “ERJ 175 Extension Purchase Option”). If Delta exercises any such ERJ 175 Extension Purchase Option, Delta shall lease back to Operator each such purchased ERJ 175 Baseline Aircraft pursuant to a mutually agreed upon aircraft lease agreement (such agreement not to be unreasonably withheld or delayed), and Operator shall operate each such ERJ 175 Baseline Aircraft under the scope of the Agreement for the remainder of the ERJ 175 Baseline Aircraft Extension Term and/or ERJ 175 Baseline Aircraft Subsequent Extension Term, as applicable. With respect to each such aircraft lease agreement, the parties agree that unless Operator is in breach or default of such lease, Operator shall pay Delta a lease rate equal to [***] during the term of each such lease. At any time after Delta exercises any such ERJ 175 Extension Purchase Option for any ERJ 175 Baseline Aircraft, Delta shall be solely responsible for the cost of any LLP replacement with respect to such ERJ 175 Baseline Aircraft.

3. Extension of Term of the ERJ 175 Baseline Aircraft.

A.

The term of the ERJ 175 Baseline Aircraft shall be extended until the respective fifteenth (15th) anniversary dates of the initial in-service dates of such ERJ 175 Baseline Aircraft to Delta Connection service as set forth in Exhibit A attached hereto (the “ERJ 175 Baseline Aircraft Extension Term”).

B.

Additionally, with respect to any or all of the ERJ 175 Baseline Aircraft, Delta shall have the option, in its sole discretion, to further extend the term of such ERJ 175 Baseline Aircraft for a period of five (5) years beyond the applicable ERJ 175 Baseline Aircraft Extension Term (the “ERJ 175 Baseline Aircraft Subsequent Extension Term”). Delta may exercise this option by providing Operator no less than [***] prior written notice of such election. If Delta exercises its option of the ERJ 175 Baseline Aircraft Subsequent Extension Term for any ERJ 175 Baseline Aircraft, Delta and Operator acknowledge and agree that the monthly Aircraft Rent/Ownership Cost during the ERJ 175 Baseline Aircraft Subsequent Extension Term with respect to each such ERJ 175 Baseline Aircraft shall be equal to [***] (subject to potential Mark-Up in accordance with Article 3 of the Agreement).

C.

The following Sections of the Agreement shall be of no force and effect with respect to the ERJ 175 Baseline Aircraft effective upon the first day of the ERJ 175 Baseline Aircraft Extension Term: Sections 11.G., 11.I. and 11.M.

4. Extension of ERJ 170 Additional Aircraft and ERJ 170 Subsequent Additional Aircraft.

A.

(i) Notwithstanding Section 3(D) of Amendment Number Three to the Agreement dated January 31, 2011 (“Amendment Three”), the parties agree to extend the terms of the eight (8) ERJ-170 Additional Aircraft (as that term is defined in Amendment Three) and (ii), notwithstanding Section 3(D) of Amendment Number Four to the Agreement dated April 26, 2011 (“Amendment Four”), the parties agree to extend the terms of the six (6) ERJ 170 Subsequent Additional Aircraft (as that term is defined in Amendment Four and together with the ERJ-170 Additional Aircraft, the “ERJ 170 Baseline Aircraft”) through the respective “Amended Expiration Dates” set forth in Exhibit B attached hereto and incorporated herein to this Amendment.

B.	Section 3(K) of Amendment Three and Section 3(K) of Amendment Four are each deleted in their entireties and of no further force and effect.

C.

(i) The parties acknowledge and agree that one or more of the ERJ-170 Baseline Aircraft may require “C-checks” on their respective airframes prior to the end of their respective terms under the Agreement. [***].

(ii) In addition, at the end of each ERJ-170 Baseline Aircraft’s respective term under the Agreement, Delta shall pay to Operator in the month following the last flight under the Agreement by the applicable ERJ-170 Baseline Aircraft an amount equal to the product of (y) [***] multiplied by (z) [***].

D.

Prior to each of the “Amended Expiration Dates” set forth in Exhibit B attached hereto, Delta shall have the option, in its sole discretion, to extend the term of any, or all, of the ERJ 170 Baseline Aircraft for a period of five (5) years beyond each respective Amended Expiration Date (the “ERJ-170 Baseline Aircraft Extension Term”) by providing Operator no less than [***] prior written notice. If Delta exercises such option for one or more ERJ-170 Baseline Aircraft, then the monthly Aircraft Rent/Ownership Cost with respect to each such ERJ-170 Baseline Aircraft shall be [***] (subject to potential Mark-Up in accordance with Article 3 of the Agreement). If Delta does not exercise such option with respect to an ERJ-170 Baseline Aircraft, such ERJ 170 Baseline Aircraft shall be removed from Delta Connection service and the scope of the Agreement as of its Amended Expiration Date.

5. Addition of Nine (9) ERJ 170 Aircraft.

A.

Pursuant to Article 1(A) of the Agreement, effective as of the respective “In-Service Date” (as defined below), the nine (9) ERJ 170 Aircraft set forth in Exhibit B attached hereto and incorporated herein (the “Placement Aircraft”) shall be included as Aircraft under the terms of the Agreement, except as otherwise set forth in this Amendment. The Base Rate Costs with respect to the Placement Aircraft shall be the same as the Base Rate Costs applied to the other ERJ-170 Baseline Aircraft.

B.

Each Placement Aircraft shall be made available by Operator to be placed into Delta Connection service on the In-Service Date set forth opposite such Placement Aircraft in Exhibit B (each such date, an “In-Service Date”). If Operator is unable to have available for Delta Connection service any Placement Aircraft on its respective In-Service Date, Operator shall pay Delta the sum of [***] per day that each such Placement Aircraft is not available for Delta Connection service beyond such aircraft’s respective In-Service Date due to circumstances within the control of Operator, up to a maximum of [***] per each Placement Aircraft.

C.

Operator and Republic, jointly and severally, represent and warrant to Delta that each of the Placement Aircraft will be maintained in accordance with Operator’s FAA approved maintenance program and, excluding the Placement Aircraft Configuration (as defined in Section 5(F) below) conversion, Placement Aircraft Interior Modifications (as defined in Section 5(G) below), scheduled C-checks of each type, and ordinary and routine maintenance requirements, each of the Placement Aircraft is fully operable, able to operate under the terms of the Agreement, and is not subject to any unusual or extraordinary repair or maintenance requirements.

D.

Notwithstanding anything in the Agreement to the contrary, each Placement Aircraft shall be included as an Aircraft under the Agreement for a period of six (6) years commencing on the respective In-Service Date of each such Placement Aircraft (the “Placement Aircraft Term”).

E.	Each of the Placement Aircraft shall be repainted in the Delta-approved Delta Connection livery prior to its respective In-Service Date. [***]

F.

Prior to its respective In-Service Date, each Placement Aircraft shall be configured in a dual-class configuration consisting of [***] first class seats, [***] economy comfort seats, and [***] coach class seats, unless otherwise designated by Delta, in its sole discretion (“Placement Aircraft Configuration”). Delta shall select, in its sole discretion, all suppliers to be used to configure each Placement Aircraft in the Placement Aircraft Configuration. [***]

G.

Prior to its respective In-Service Date, each of the Placement Aircraft shall be in compliance with the then-current Delta Connection standards including, but not limited to, with respect to WiFi, cabin carpets, seat belts, seat covers, curtains, class dividers, seat track covers, bin strips (if applicable) and laminates (the “Standards”). If any of the Placement Aircraft are not in compliance with the Standards, each such noncompliant Placement Aircraft shall undergo additional modifications to conform to such Standards (the “Placement Aircraft Interior Modifications”). Delta shall select, in its sole discretion, all suppliers to be used to perform the Placement Aircraft Interior Modifications. [***]

H.

[***] Operator shall be solely responsible for any and all start-up costs and transition fees associated with including the Placement Aircraft as Aircraft under the Agreement including, without limitation, all costs and fees related to induction, positioning, maintenance bridging and “sunshine” maintenance of each Placement Aircraft, and Operator shall not be entitled to any reimbursement thereof by Delta under the Agreement or otherwise.

I.

Notwithstanding anything in the Agreement to the contrary, the parties agree that the monthly Aircraft Rent/Ownership Cost with respect to each of the Placement Aircraft shall be equal to [***] (subject to potential Mark-Up in accordance with Article 3 of the Agreement). Such Aircraft Rent/Ownership Costs shall commence on the actual In-Service Date of each such Placement Aircraft.

J.

(i) The parties acknowledge and agree that one or more of the Placement Aircraft may require “C-checks” on their respective airframes prior to the end of their respective terms under the Agreement. [***].

(ii) In addition, at the end of each Placement Aircraft’s respective term under the Agreement, Delta shall pay to Operator in the month following the last flight under the Agreement by the applicable Placement Aircraft an amount equal to the product of (y) [***] (z) [***]

6. [***]

[***]

7. [***]

[***]

8. [***]

[***]

D.	Section 3(L) of Amendment Three and Section 3(L) of Amendment Four are hereby deleted in their entirety and of no further force and effect.

9. Engine Maintenance Agreements.

At no time after the Amendment Number Seven Effective Date shall Operator enter into any LLP or engine maintenance agreement or amendment with respect to any of the engines associated with the ERJ 175 Baseline Aircraft, ERJ 170 Baseline Aircraft or Placement Aircraft without the prior written consent of Delta, such consent not to be unreasonably withheld, delayed or conditioned.

10. Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings Inc.		Delta Air Lines, Inc.

By:	/s/ Bryan K. Bedford	By:	/s/ Don Bornhorst
Name: Bryan K. Bedford		Name: Don Bornhorst
Title: Chairman, President & CEO		Title: SVP Delta Connection

Shuttle America Corporation

By:	/s/ Bryan K. Bedford
Name:	Bryan K. Bedford
Title:	Chairman, President & CEO

EXHIBIT A

ERJ 175 Baseline Aircraft and

ERJ 175 Baseline Aircraft Engines

Engines
	Fleet	Tail Number	Serial Number	In-Service Date	Baseline Extension Term	Subsequent Extension Term	ESN 1	ESN 2
1	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15	E175 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	E175 Baseline				02/24/24	02/24/29	[***]	[***]

Spare engines		Engines
E175 Baseline		[***]
E175 Baseline		[***]
E175 Baseline		[***]

EXHIBIT B

ERJ 170 Baseline Aircraft and

ERJ 170 Baseline Aircraft Engines

Engines
	Fleet	Tail Number	Serial Number	In- Service Date	Amended Expiration Date	Baseline Aircraft Extension Term	ESN 1	ESN 2
1	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	E170 Baseline	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	E170 Baseline	[***]	[***]	[***]	10/01/21	10/01/26	[***]	[***]

Placement Aircraft and

Placement Aircraft Engines

Engines
	Fleet	Tail Number	Serial Number	In-Service Date	Placement Aircraft Term	ESN 1	ESN 2
1	E170 Placement	[***]	[***]	09/09/15	09/09/21	[***]	[***]
2	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
3	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
4	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
5	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
6	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
7	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
8	E170 Placement	[***]	[***]	[***]	[***]	[***]	[***]
9	E170 Placement	[***]	[***]	04/15/16	04/15/22	[***]	[***]